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                                                                 Exhibit 99.1

      The information below was derived from reports we have previously filed with the SEC.

                                                                                            NINE MONTHS ENDED
                                             YEARS ENDED DECEMBER 31,                          SEPTEMBER 30,
                        --------------------------------------------------------------- -----------------------
                           1995          1996         1997          1998        1999        1999        2000
                        -----------   ----------  -----------   ----------  ----------- -----------  ----------
                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF
OPERATIONS DATA:
Operating revenues..... $10,432,775  $10,998,602  $11,972,498  $12,625,769  $13,126,920  $9,790,462  $9,607,669
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
Costs and expenses:
  Operating (exclusive
    of depreciation
    and amortization
    shown below).......   6,261,745    6,564,234    7,482,273    7,283,251    8,269,021   6,075,317   5,775,907
  General and
    administrative.....   1,279,719    1,316,480    1,438,501    1,332,736    1,920,309   1,344,829   1,350,026
  Depreciation and
    amortization.......   1,186,492    1,264,196    1,391,810    1,498,712    1,614,165   1,202,735   1,079,332
  Merger costs.........      26,539      126,626      112,748    1,807,245       44,634     111,263          --
  Asset impairments
    and unusual items..     394,092      529,768    1,771,145      864,063      738,837     700,034     671,248
(Income) loss
  from continuing
  operations held
  for sale, net of
  minority interest....     (25,110)        (315)       9,930          151           --          --          --
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
                          9,123,477    9,800,989   12,206,407   12,786,158   12,586,966   9,434,178   8,876,513
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
Income (loss) from
  operations...........   1,309,298    1,197,613     (233,909)    (160,389)     539,954     356,284     731,156
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
Other income (expense):
  Interest expense.....    (534,964)    (525,340)    (555,576)    (681,457)    (769,655)   (549,702)   (588,260)
  Interest income......      41,565       34,603       45,214       26,829       38,497      28,822      23,212
  Minority interest....     (81,367)     (41,289)     (45,442)     (24,254)     (24,181)    (17,706)    (18,188)
  Other income, net....     257,773      108,645      127,216      139,392       52,653      39,269      17,319
                        -----------  -----------  -----------  -----------   ----------- ----------  ----------
                           (316,993)    (423,381)    (428,588)    (539,490)    (702,686)   (499,317)   (565,917)
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
Income (loss)
  from continuing
  operations before
  income taxes.........     992,305      774,232     (662,497)    (699,879)    (162,732)   (143,033)    165,239
Provision for income
  taxes................     493,375      486,700      363,341       66,923      232,319     139,790     300,763
                        -----------  -----------  -----------  -----------  -----------   ---------  ----------
Income (loss)
  from continuing
  operations...........     498,930      287,532   (1,025,838)    (766,802)    (395,051)   (282,823)   (135,524)
Income (loss) from
  discontinued
  operations...........       4,863     (263,301)      95,688           --           --          --          --
Extraordinary item.....          --           --       (6,809)      (3,900)      (2,513)         --          --
Accounting change......          --           --       (1,936)          --           --          --          --
                        -----------  -----------  -----------  -----------  -----------  ----------  ----------
Net income (loss)...... $   503,793  $    24,231  $  (938,895) $  (770,702) $  (397,564) $ (282,823) $ (135,524)
                        ===========  ===========  ===========  ===========  ===========  ==========  ==========
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

                                                                                                 NINE MONTHS ENDED
                                             YEARS ENDED DECEMBER 31,                               SEPTEMBER 30,
                        ---------------------------------------------------------------     ---------------------------
                           1995          1996         1997          1998        1999           1999             2000
                        -----------   ----------  -----------   ----------  -----------     -----------      ----------
                                            (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Basic earnings (loss)
 per common share:
  Continuing
    operations........   $     0.99   $     0.54  $     (1.84) $     (1.31) $    (0.64)     $    (0.46)     $    (0.22)
   Discontinued
    operations........         0.01        (0.49)        0.17           --           --             --              --
  Extraordinary item..           --           --        (0.01)       (0.01)      (0.01)             --              --
  Accounting change...           --           --           --           --           --             --              --
                        -----------  -----------  -----------  -----------  -----------     ----------      ----------
  Net income (loss)...  $      1.00  $      0.05  $     (1.68) $     (1.32) $     (0.65)    $   (0.46)      $    (0.22)
                        ===========  ===========  ===========  ===========  ===========     ==========      ==========

Diluted earnings (loss)
 per common share:
  Continuing
    operations......... $      0.97  $      0.53  $     (1.84) $     (1.31) $     (0.64)    $    (0.46)     $    (0.22)
  Discontinued
    operations.........        0.01        (0.49)        0.17           --           --             --              --
  Extraordinary item...          --           --        (0.01)       (0.01)       (0.01)            --              --
  Accounting change....          --           --           --           --           --             --              --
                        -----------  -----------  -----------  -----------  -----------     ----------      ----------
  Net income (loss).... $      0.98  $      0.04   $    (1.68) $     (1.32) $     (0.65)    $    (0.46)     $    (0.22)
                        ===========  ===========  ===========  ===========  ===========     ==========      ==========
Cash dividends per
 common share.......... $      0.58  $      0.57   $     0.56  $      0.16   $     0.01      $    0.01      $     0.01
                        ===========  ===========  ===========  ===========  ===========     ==========      ==========
BALANCE SHEET DATA
 (AT END OF PERIOD):
Working capital
 (deficit)............. $(1,027,093) $  (258,210)  $(1,967,278) $  (412,269) $(1,268,910)  $(1,086,024)    $  (833,213)
Intangible assets, net..  4,329,909    4,681,381     4,848,176    6,250,324    5,356,677     5,505,362       5,245,954
Total assets............ 19,950,426   20,727,524    20,156,424   22,882,164   22,681,424    21,425,014      19,175,693
Long-term debt,
 including current
 maturities.............  8,404,034    9,064,566     9,479,961   11,732,361   11,498,088    11,403,244       9,007,166
Stockholders' equity....  5,184,104    5,201,610     3,854,929    4,372,496    4,402,612     4,553,048       4,628,891
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